                                                                    EXHIBIT 4.6


                            AMENDED AND RESTATED GUARANTY


     THIS AMENDED AND RESTATED GUARANTY dated as of June 5, 1998 is executed in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (individually and as Agent) and the other Lenders that hereafter become parties to the Credit Agreement referred to below.

                                 W I T N E S S E T H:

     WHEREAS, U.S. Aggregates, Inc. (the "Company") has entered into a Third Amended and Restated Credit Agreement dated as of June 5, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used but not defined herein are used as defined in the Credit Agreement), with various financial institutions (collectively the "Lenders" and individually each a "Lender") and Bank of America National Trust and Savings Association, individually and as agent (in its capacity as agent, together with any successor in such capacity, the "Agent"), pursuant to which the Lenders have agreed to make loans to, and issue or participate in letters of credit for the account of, the Company;

     WHEREAS, the Credit Agreement amends and restates a Second Amended and Restated Credit Agreement dated as of October 15, 1996 among the Company, various financial institutions and the Agent (as amended, the "Prior Credit Agreement");

     WHEREAS, certain of undersigned entered into a Guaranty dated as of July 13, 1994 (the "Existing Guaranty") guaranteeing the obligations of the Company under the Prior Credit Agreement; and

     WHEREAS, each of the undersigned will benefit from the making of loans and issuance of letters of credit pursuant to the Credit Agreement and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby jointly and severally unconditionally, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of the Company to each of the Lenders and the Agent, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, including (without limitation) all obligations which arise out of or in connection with the Credit Agreement, the Notes (as defined in the Credit Agreement), any other Loan Document (as defined in the Credit Agreement) or any Hedging Agreement (as defined in the Credit Agreement), in each case as the same may be amended, modified, extended or renewed from time to time (all such obligations being herein collectively called the "Liabilities"); PROVIDED, HOWEVER, that the liability of each of the undersigned hereunder shall be limited to the maximum amount of the Liabilities which such undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law (plus all costs and expenses paid or incurred by the Agent or any Lender in enforcing this Guaranty against such undersigned).

     Each of the undersigned agrees that, in the event of the dissolution or insolvency of the Company or any undersigned, or the inability or failure of the Company or any undersigned to pay debts as they become due, or an assignment by the Company or any undersigned for the benefit of creditors, or the occurrence of any other Event of Default (as defined in the Credit Agreement) under Section
12.1.4 of the Credit Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the Agent for the account of the Lenders forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

     To secure all obligations of each of the undersigned hereunder, the Agent and each Lender shall have a lien on and security interest in, and may, without demand or notice of any kind, at any time and from time to time when any Unmatured Event of Default under Section 12.1.4 of the Credit Agreement or any Event of Default under the Credit Agreement exists, appropriate and apply toward the payment of such obligations, in such order of application as the Agent or the Lenders may elect, any and all balances, credits, deposits, accounts or moneys of or in the name of such undersigned now or hereafter with the Agent or such Lender and any and all property of every kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Agent or such Lender or any agent or bailee for the Agent or such Lender.

     This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect
(notwithstanding, without limitation, the dissolution of any of the undersigned or that at any time or from time to time no Liabilities are outstanding) until all Commitments (as defined in the Credit Agreement) have terminated and all Liabilities have been paid in full.

     The undersigned further agree that if at any time all or any part of any payment theretofore applied by the Agent or any Lender to any of the Liabilities is or must be rescinded or returned by the Agent or such Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or any of the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such Lender had not been made.

     The Agent or any Lender may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions without affecting the obligations of the undersigned (or any of them) hereunder: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities when due, whether or not the Agent or such Lender shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

     Any amounts received by the Agent or any Lender from whatever source on account of the Liabilities may be applied by it toward the payment of the Liabilities; and, notwithstanding any payments made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Agent or any Lender until such time as this Guaranty shall have been discontinued as to all of the undersigned and the Agent and the Lenders shall have received payment of the full amount of all liabilities of the undersigned hereunder.

     Each of the undersigned hereby expressly waives: (a) notice of the acceptance by the Agent or any Lender of this Guaranty, (b) notice of the existence or creation or nonpayment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities and (e) any claim or right which such undersigned may now have or hereafter acquire against the Company or any other person or entity that arises from the existence, payment, performance or enforcement of the obligations of such undersigned under this Guaranty, including

(without limitation) any right of subrogation, reimbursement, restitution, exoneration, contribution or indemnification.

     Each of the undersigned further agrees to pay all expenses (including attorneys' fees and legal expenses) paid or incurred by the Agent or any Lender in endeavoring to collect the Liabilities of such undersigned, or any part thereof, and in enforcing this Guaranty against such undersigned.

     The creation or existence from time to time of additional Liabilities to the Agent or the Lenders or any of them is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Agent or the Lenders or the obligations of the undersigned under this Guaranty, including each of the undersigned's guaranty of such additional Liabilities.

     The Agent and any Lender may from time to time, in accordance with Section
14.9 of the Credit Agreement, without notice to the undersigned (or any of them), assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were a Lender.

     No delay on the part of the Agent or any Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or any Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Agent or the Lenders except as expressly set forth in a writing duly signed and delivered on behalf of the Agent. No action of the Agent or any Lender permitted hereunder shall in any way affect or impair the rights of the Agent or any Lender or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Company to the Agent or any Lender arising under or in connection with the Credit Agreement, any Note, any other Loan Document or any Hedging Agreement, notwithstanding any right or power of the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

     Pursuant to the Credit Agreement, (a) this Guaranty has been delivered to the Agent and (b) the Agent has been authorized to enforce this Guaranty on behalf of itself and each of the Lenders.

All payments by the undersigned pursuant to this Guaranty shall be made to the Agent for the ratable benefit of the Lenders.

     This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that the Company or any of the undersigned is either a partnership or a corporation, all references herein to the Company and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. The term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

     This Guaranty has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional persons or entities may become parties hereto by executing and delivering to the Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all of the terms of, this Guaranty.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH OPPOSITE ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY

OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

    EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE AGENT AND EACH LENDER, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     This Guaranty amends and restates the Existing Guaranty; the Existing Guaranty is superseded in its entirety hereby.

     IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.


                                        SRM HOLDINGS CORP.



                                        By:  /s/ Micheal Stone
                                            ----------------------------------
                                        Title:
                                               -------------------------------


                                        WESTERN AGGREGATES HOLDING CORP.



                                        By:  /s/ Micheal Stone
                                            ----------------------------------
                                        Title:
                                               -------------------------------


                                        WESTERN ROCK PRODUCTS CORP.



                                        By:  /s/ Darrell G. Whitney
                                            ----------------------------------
                                        Title:  President
                                               -------------------------------


                                        JENSEN CONSTRUCTION & DEVELOPMENT,
                                        INC.



                                        By:  /s/ Darrell G. Whitney
                                            ----------------------------------
                                        Title:  President
                                               -------------------------------



                                        SANDIA CONSTRUCTION, INC.



                                        By:  /s/ Darrell G. Whitney
                                            ----------------------------------
                                        Title:  President
                                               -------------------------------

                                        SOUTHERN NEVADA AGGREGATES, INC.



                                        By:  /s/ Darrell G. Whitney
                                            ----------------------------------
                                        Title:  President
                                               -------------------------------



                                        TRI-STATE TESTING LABORATORIES, INC.

                                        By:  /s/ Michael Stone
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        MOHAVE CONCRETE AND MATERIALS, INC.,
                                        a Nevada corporation


                                        By:  /s/ Darrell G. Whitney
                                            ----------------------------------
                                        Title:  President
                                               -------------------------------



                                        MOHAVE CONCRETE AND MATERIALS, INC.,
                                        an Arizona corporation


                                        By:  /s/ Darrell G. Whitney
                                            ----------------------------------
                                        Title:  President
                                               -------------------------------



                                        A-BLOCK COMPANY, INC.,
                                        an Arizona corporation


                                        By:  /s/ Darrell G. Whitney
                                            ----------------------------------
                                        Title:  President
                                               -------------------------------



                                        A-BLOCK COMPANY, INC.,
                                        a California corporation



                                        By:  /s/ Darrell G. Whitney
                                            ----------------------------------
                                        Title:  President
                                               -------------------------------



                                        COX ROCK PRODUCTS, INC.



                                        By:  /s/ Michael Stone
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        COX TRANSPORT CORPORATION

                                        By:  /s/ Michael Stone
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        VALLEY ASPHALT, INC.



                                        By:  /s/ Michael Stone
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        GEODYNE TRANSPORT, INC.



                                        By:  /s/ Michael Stone
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        FALCON RIDGE CONSTRUCTION, INC.



                                        By:  /s/ Michael Stone
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        BECK PAVING, INC.



                                        By:  /s/ Michael Stone
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        SOUTHERN READY MIX, INC.



                                        By:  /s/ Cecil F. Greene
                                            ----------------------------------
                                        Title:  CEO
                                               -------------------------------



                                        DEKALB STONE, INC.

                                        By:  /s/ Cecil F. Greene
                                            ----------------------------------
                                        Title:  President
                                               -------------------------------



                                        MULBERRY ROCK CORPORATION



                                        By:  /s/ Cecil F. Greene
                                            ----------------------------------
                                        Title:  President
                                               -------------------------------



                                        BHY READY MIX, INC.



                                        By:  /s/ Cecil F. Greene
                                            ----------------------------------
                                        Title:  President
                                               -------------------------------



                                        BRADLEY STONE & SAND, INC.



                                        By:  /s/ Cecil F. Greene
                                            ----------------------------------
                                        Title:  President
                                               -------------------------------



                                        BIG HORN REDI MIX, INC.



                                        By:  /s/ Michael Stone
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        TREASURE VALLEY CONCRETE, INC.



                                        By:  /s/ Michael Stone
                                            ----------------------------------
                                        Title:
                                               -------------------------------



                                        MONROC, INC.

                                        By:  /s/ Michael Stone
                                            ----------------------------------
                                        Title:
                                               -------------------------------